Exhibit 99.1

Flowserve Appoints John E. Roueche, III as Interim Chief Financial Officer

DALLAS--(BUSINESS WIRE)--December 3, 2019--Flowserve Corporation, (NYSE: FLS), a leading provider of flow control products and services for the global infrastructure markets, today announced that John E. (Jay) Roueche, III, Flowserve’s vice president, treasurer and investor relations, will assume the role of interim chief financial officer, effective December 3, 2019. Mr. Roueche’s appointment follows Lee S. Eckert’s departure from Flowserve as senior vice president and chief financial officer, effective December 3, 2019.

Flowserve has initiated a comprehensive search to identify a permanent chief financial officer.

“Jay previously served as Flowserve’s interim CFO and we are pleased that he has agreed to do so again,” said R. Scott Rowe, Flowserve’s president and chief executive officer. “With Jay’s experience and significant understanding of our business and financials, I have the utmost confidence in his ability to lead the finance operations of the enterprise as the company searches for a permanent replacement. On behalf of our Board and management team, I would like to express our appreciation to Lee for being a key driver in the finance transformation and a valuable contributor to Flowserve. During his tenure at Flowserve, Lee shaped many improvements focused on our continued long-term financial growth and creation of enterprise value for Flowserve and our shareholders. We wish him the very best in the next chapter in his life.”

Mr. Eckert said, “It has been a privilege to be part of Flowserve’s transformation and to work with such experienced and dedicated professionals. I am confident in the company’s transformation and believe Flowserve is well-positioned to create new opportunities for growth, achieve its financial goals, and drive value to shareholders.”

In addition, Flowserve today reaffirmed its 2019 guidance ranges, as previously disclosed on October 30, 2019, including its Adjusted EPS of $2.15 to $2.20.

About Jay Roueche

Mr. Roueche has served as vice president, treasurer and investor relations, since October 2012. In addition, he served as Flowserve’s interim chief financial officer from February 2017 to October 2017. Prior to joining Flowserve, Mr. Roueche served in progressive accounting and finance roles with a variety of multinational companies.

About Flowserve

Flowserve Corp. is one of the world’s leading providers of fluid motion and control products and services. Operating in more than 50 countries, the company produces engineered and industrial pumps, seals and valves as well as a range of related flow management services. More information about Flowserve can be obtained by visiting the company’s Web site at www.flowserve.com.

Safe Harbor Statement: This news release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended. Words or phrases such as, "may," "should," "expects," "could," "intends," "plans," "anticipates," "estimates," "believes," "forecasts," "predicts" or other similar expressions are intended to identify forward-looking statements, which include, without limitation, earnings forecasts, statements relating to our business strategy and statements of expectations, beliefs, future plans and strategies and anticipated developments concerning our industry, business, operations and financial performance and condition.

The forward-looking statements included in this news release are based on our current expectations, projections, estimates and assumptions. These statements are only predictions, not guarantees. Such forward-looking statements are subject to numerous risks and uncertainties that are difficult to predict. These risks and uncertainties may cause actual results to differ materially from what is forecast in such forward-looking statements, and include, without limitation, the following: a portion of our bookings may not lead to completed sales, and our ability to convert bookings into revenues at acceptable profit margins; changes in global economic conditions and the potential for unexpected cancellations or delays of customer orders in our reported backlog; our dependence on our customers’ ability to make required capital investment and maintenance expenditures; if we are not able to successfully execute and realize the expected financial benefits from our strategic transformation and realignment initiatives, our business could be adversely affected; risks associated with cost overruns on fixed-fee projects and in taking customer orders for large complex custom engineered products; the substantial dependence of our sales on the success of the oil and gas, chemical, power generation and water management industries; the adverse impact of volatile raw materials prices on our products and operating margins; economic, political and other risks associated with our international operations, including military actions, trade embargoes or changes to tariffs or trade agreements that could affect customer markets, particularly North African, Russian and Middle Eastern markets and global oil and gas producers, and non-compliance with U.S. export/re-export control, foreign corrupt practice laws, economic sanctions and import laws and regulations; increased aging and slower collection of receivables, particularly in Latin America and other emerging markets; our exposure to fluctuations in foreign currency exchange rates, including in hyperinflationary countries such as Venezuela and Argentina; our furnishing of products and services to nuclear power plant facilities and other critical processes; potential adverse consequences resulting from litigation to which we are a party, such as litigation involving asbestos-containing material claims; expectations regarding acquisitions and the integration of acquired businesses; our relative geographical profitability and its impact on our utilization of deferred tax assets, including foreign tax credits; the potential adverse impact of an impairment in the carrying value of goodwill or other intangible assets; our dependence upon third-party suppliers whose failure to perform timely could adversely affect our business operations; the highly competitive nature of the markets in which we operate; environmental compliance costs and liabilities; potential work stoppages and other labor matters; access to public and private sources of debt financing; our inability to protect our intellectual property in the U.S., as well as in foreign countries; obligations under our defined benefit pension plans; our internal control over financial reporting may not prevent or detect misstatements because of its inherent limitations, including the possibility of human error, the circumvention or overriding of controls, or fraud; the recording of increased deferred tax asset valuation allowances in the future or the impact of tax law changes on such deferred tax assets could affect our operating results; our information technology infrastructure could be subject to service interruptions, data corruption, cyber-based attacks or network security breaches, which could disrupt our business operations and result in the loss of critical and confidential information; ineffective internal controls could impact the accuracy and timely reporting of our business and financial results; and other factors described from time to time in our filings with the Securities and Exchange Commission.

All forward-looking statements included in this news release are based on information available to us on the date hereof, and we assume no obligation to update any forward-looking statement.

The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). However, management believes that non-GAAP financial measures which exclude certain non-recurring items present additional useful comparisons between current results and results in prior operating periods, providing investors with a clearer view of the underlying trends of the business. Management also uses these non-GAAP financial measures in making financial, operating, planning and compensation decisions and in evaluating the Company's performance. Throughout our materials we refer to non-GAAP measures as “Adjusted.” Non-GAAP financial measures, which may be inconsistent with similarly captioned measures presented by other companies, should be viewed in addition to, and not as a substitute for, the Company’s reported results prepared in accordance with GAAP.

Contacts

Flowserve Contacts
Investor Contacts:
Mike Mullin, Director, Investor Relations
(972) 443-6636

Media Contact:
Lars Rosene, Vice President, Corporate & Marketing Communications
(972) 443-6644